Exhibit 10.60

SECURITY AGREEMENT

This SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time in accordance herewith and including all attachments, exhibits and schedules hereto, the “Agreement”), dated as of July 2, 2012, is made by VistaGen Therapeutics, Inc., a Nevada corporation (the “Grantor”), in favor of Platinum Long Term Growth VII, LLC, a Delaware limited liability company (together with its successors and assigns, the “Secured Party”).

WHEREAS, the Grantor has issued a secured convertible promissory note to the Secured Party in the aggregate principal amount of $300,000, and intends to issue an additional secured convertible promissory note to the Secured Party in the aggregate principal amount of $200,000 (each as amended, restated, supplemented or otherwise modified, the “Note”, and collectively, the “Notes”); and

WHEREAS, it is a condition precedent to the Secured Party making the loans evidenced by the Notes to the Grantor that the Grantor execute and deliver to the Secured Party a security agreement providing for the grant to the Secured Party of a continuing security interest in all personal property and assets of the Grantor, in substantially the form hereof, to secure all amounts due under the terms of the Notes.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I.                                       Definitions

Section 1.1. Definition of Terms Used Herein.  All capitalized terms used herein shall have the meanings set forth below in Section 1.2.  All terms defined in the Uniform Commercial Code (hereinafter defined) as in effect from time to time and used herein and not otherwise defined herein (whether or not such terms are capitalized) have the same definitions herein as specified therein.

Section 1.2. Definition of Certain Terms Used Herein.  As used herein, the following terms have the following meanings:

"Collateral" means all of the Grantor’s now owned or hereafter acquired right, title and interest in and to the Grantor’s personal property, whether now owned or hereafter acquired, and wherever located, including, without limitation, the following: (a) Accounts; (b) equipment; (c) fixtures; (d) general intangibles; (e) inventory; (f)  deposit accounts; (g) cash; (h) goods; and other tangible and intangible personal property of Grantor whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Grantor and wherever located; (i) Licenses; (j) Patent Licenses; (k) Patents; (l) Trademark Licenses; (m) Trademarks; (n) Securities; (o) Financial Assets; (p) letter of credit rights; (q) Contract Rights; and (r) all products, proceeds, additions, replacements and substitutions of and to all of the Foregoing.

“Contract Rights” means all of Grantor’s rights in, to and under all documents and instruments, whether now existing or hereafter arising, including, without limitation, all rights to payments, claims, rights, powers, privileges and remedies, including, without limitation, rights to make elections and determinations.

“Default” means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

“Event of Default” means (a) any Event of Default specified in the Notes; (b) any failure of Grantor to comply with its obligations hereunder; (c) any failure of the Secured Party’s lien on the Collateral constituting a valid, perfected security interest at all times; and (d) any failure of any representation or warranty of Grantor made herein to be true, correct and complete in all repects.

“Indemnitees” has the meaning specified in Section 7.5(b).

 “Licenses” means any Patent License, Trademark License or other license of rights or interests.

“Lien” means: (i) any interest in property securing an obligation owed to, or a claim by, a person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (ii) to the extent not included under clause (i), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property; and (iii) any contingent or other agreement to provide any of the foregoing.

"Notes" has the meaning assigned to such term in the first recital of this Agreement.

“Obligations” means (a) all amounts due and owing under the terms of the Notes including without limitation Secured Party’s costs and expenses of enforcement of Secured Party’s rights under the Notes, and (b) costs and expenses incurred by Secured Party in connection with (i) enforcement of Secured Party’s rights hereunder, (ii) preservation, protection and maintenance of Collateral, and (iii) discharging liens other than Permitted Liens.

“Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence or a Patent application is pending, in which agreement Grantor now holds or hereafter acquires any interest.

“Patents” means all letters patent of, or rights corresponding thereto, in the United States or in any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto, in the United States or any other country.

"Permitted Liens" shall mean (a) liens subordinate to the Secured Party’s liens pursuant to a subordination agreement in form and substance satisfactory to Secured Party, and (b) purchase money security interests in an amount not to exceed $500,000 secured only by the assets financed by such purchase money security interest holders.

 “Registered Organization” means an entity formed by filing a registration document with a United States Governmental Authority, such as a corporation, limited partnership or limited liability company.

"Security Interest" has the meaning specified in Section 2.1 of this Agreement.

“Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by Grantor or in which Grantor now holds or hereafter acquires any interest.

“Trademarks” means all trademarks (registered, common law or otherwise) and any applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof.

 “Uniform Commercial Code” means the Uniform Commercial Code from time to time in effect in the State of New York.

ARTICLE II.                                       Security Interest

2.1           Security Interest.  As security for the payment and performance, in full of the Obligations, and any extensions, renewals, modifications or refinancings of the Obligations, the Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Secured Party, and hereby grants to the Secured Party, and Secured Party’s successors and assigns, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest").

Section 2.1. No Assumption of Liability.  The Security Interest is granted as security only and shall not subject the Secured Party to, or in any way alter or modify, any obligation or liability of the Grantor with respect to or arising out of the Collateral.

ARTICLE III.                                       Representations and Warranties

The Grantor represents and warrants to the Secured Party that:

Section 3.1. Title and Authority.  The Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a security interest hereunder and has full power and authority to grant to the Secured Party the Security Interest and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

Section 3.2. Filings; Actions to Achieve Perfection.  Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Secured Party for filing in each United States governmental, municipal or other office specified in Schedule A, which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Secured Party in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or with respect to the filing of amendments or new filings to reflect the change of the Grantor's name, location, identity or corporate structure.  The Grantor’s name is listed in the preamble of this Agreement identically to how it appears on its certificate of incorporation or other organizational documents and Grantor has not changed its name or jurisdiction of incorporation during the last year.  Schedule 3.2 hereto contains a true, correct and complete list of all Patents, Patent Applications, Patent Licenses, Trademarks, Trademark Applications, and Trademark Licenses of Grantor.

Section 3.3. Validity and Priority of Security Interest.  The Security Interest constitutes a legal and valid first-priority security interest in all the Collateral securing the payment and performance of the Obligations.

Section 3.4. Absence of Other Liens.  The Collateral is owned by the Grantor free and clear of any any and all Liens.  Without limiting the foregoing, the Grantor has not filed or consented to any filing described in Section 3.2 in favor of any person other than the Secured Party, nor permitted the granting or assignment of a security interest or permitted perfection of any security interest in the Collateral in favor of any person or entity other than the Secured Party.  The Secured Party’s having possession of all instruments and cash constituting Collateral from time to time and the filing of financing statements in the offices referred to in Schedule A hereto results in the perfection of such security interest.  Such security interest is, or in the case of Collateral in which the Grantor obtain rights after the date hereof, will be, a perfected security interest.  Such notices, filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken.

Section 3.5. Valid and Binding Obligation.  This Agreement constitutes the legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

ARTICLE IV.                                       Covenants

Section 4.1. Change of Name; Location of Collateral; Place of Business, State of Formation or Organization.

(a) The Grantor shall notify the Secured Party in writing promptly of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it (including the establishment of any such new office or facility), (iii) in its identity or corporate structure such that a filed filing made under the Uniform Commercial Code becomes misleading or (iv) in its Federal Taxpayer Identification Number.  In extension of the foregoing, the Grantor shall not effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Secured Party to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral.

(b) Without limiting Section 4.1(a), without the prior written consent of the Secured Party in each instance, the Grantor shall not change its (i) place of business, if it has only one place of business and is not a Registered Organization, (ii) principal place of business, if it has more than one place of business and is not a Registered Organization, or (iii) state of incorporation, formation or organization, if it is a Registered Organization.

Section 4.2. Records.  The Grantor shall maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which the Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as any of the Secured Party may reasonably request, promptly to prepare and deliver to such Secured Party a duly certified schedule or schedules in form and detail satisfactory to such Secured Party showing the identity, amount and location of any and all Collateral.

Section 4.3. Periodic Certification; Notice of Changes.  In the event there should at any time be any change in the information represented and warranted herein or in the documents and instruments executed and delivered in connection herewith, the Grantor shall immediately notify the Secured Party in writing of such change (this notice requirement shall be in extension of and shall not limit or relieve the Grantor of any other covenants hereunder).

Section 4.4. Protection of Security.  The Grantor shall, at its own cost and expense, (a) take any and all actions necessary to defend title to the Collateral against all persons and entities and to defend the Security Interest of the Secured Party in the Collateral and the priority thereof against any Lien other than Permitted Liens, and (b) keep the Collateral insured against loss, theft and damage pursuant to insurance policies that name the Secured Party as loss Payee and additional insured and which shall not be cancelled without 30 days’ prior notice to Secured Party.  Notwithstanding any such cancellation of any insurance policy, Grantor shall cause the Collateral to be continuously insured at all times.

Section 4.5. Inspection and Verification.  The Secured Party and such persons as the Secured Party may reasonably designate shall have the right to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantor's affairs with the officers of the Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of collateral in the possession of any third Person and upon an Event of Default, by contacting any account debtor or third Person possessing such Collateral for the purpose of making such a verification.  Out-of-pocket expenses in connection with any inspections by representatives of the Secured Party shall be (a) the obligations of the Grantor with respect to any inspection after the Secured Party’ demand payment of the Notes or (b) the obligation of the Secured Party in any other case.

Section 4.6. Taxes; Encumbrances.  At its option, the Secured Party may discharge Liens, other than Permitted Liens, at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral to the extent the Grantor fails to do so and the Grantor shall reimburse the Secured Party on demand for any payment made or any expense incurred by the Secured Party pursuant to the foregoing authorization; provided, however, that nothing in this Section shall be interpreted as excusing the Grantor from the performance of, or imposing any obligation on the Secured Party to cure or perform, any covenants or other obligation of the Grantor with respect to any Lien or maintenance or preservation of Collateral as set forth herein.

Section 4.7. Use and Disposition of Collateral.  The Grantor shall not make or permit to be made an assignment, pledge or hypothecation of any Collateral or grant any other Lien in respect of the Collateral other than Permitted Liens without the prior written consent of the Secured Party.  The Grantor shall not make or permit to be made any transfer or sale of any Collateral to any person or entity other than Secured Party and the Grantor shall remain at all times in possession of the Collateral owned by it, other than with respect Permitted Liens.

ARTICLE V.                                       Further Assurances

Section 5.1. Further Assurances.  Grantor shall, at its own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Secured Party may from time to time reasonably request to better assure, preserve, protect, perfect and continue the perfection of the Security Interest, to ensure that Secured Party has “control” (as defined in the Uniform Commercial Code) over the Collateral, and to assure, preserve and protect Secured Party’s rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith, including without limitation the recordation of the Security Interest with the United States Patent and Trademark Office.  If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party.

ARTICLE VI.                                       Remedies

Section 6.1. Remedies upon Default.

(a) Upon the occurrence and during the continuance of an Event of Default, Grantor agrees to deliver each item of its Collateral to the Secured Party on demand, and it is agreed that the Secured Party shall have the right to take any of or all the following actions at the same or different times: with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, exercise Grantor's right to bill and receive payment for completed work and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law.  Without limiting the generality of the foregoing, Grantor agrees that the Secured Party shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Secured Party shall deem appropriate.  The Secured Party shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(b) The Secured Party shall give Grantor ten (10) days' written notice (which Grantor agrees is reasonable notice within the meaning of Section 9-612  of the Uniform Commercial Code) of the Secured Party’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Party may (in its sole and absolute discretion) determine.  The Secured Party shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the sale price is paid by the purchaser or purchasers thereof, but the Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, the Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Secured Party from Grantor as a credit against the purchase price, and the Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Grantor therefor.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Secured Party shall be free to carry out such sale pursuant to such agreement and Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Secured Party shall have entered into such an agreement all

Obligations have been paid in full.  As an alternative to exercising the power of sale herein conferred upon it, the Secured Party may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

Section 6.2. Application of Proceeds.  The Secured Party shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

(a) FIRST, to the payment of all costs and expenses incurred by the Secured Party in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder, under the Exchange Agreement dated as of June 29, 2012, between the Grantor and the Secured Party (the “Exchange Agreement”) and the Notes;

(b) SECOND, to the payment in full of the Obligations; and

(c) THIRD, to Grantor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may otherwise direct.

Subject to the foregoing, the Secured Party shall have absolute discretion as to the time of application of such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale of the Collateral by the Secured Party (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of any such proceeds, moneys or balances by the Secured Party or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Party or such officer or be answerable in any way for the misapplication thereof.

ARTICLE VII.                                       Miscellaneous

Section 7.1. Notices.  All communications and notices hereunder to the Grantor and to the Secured Party shall (except as otherwise expressly permitted herein) be in writing and delivered to the Grantor or the Secured Party, as the case may be, as provided in the Notes.

Section 7.2. Security Interest Absolute.  All rights of the Secured Party hereunder, the Security Interest and all obligations of Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Notes, or any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Grantor in respect of the Obligations or this Agreement.

Section 7.3. Survival of Agreement.  All covenants, agreements, representations and warranties made by Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Party and shall survive the making of the loans and the execution and delivery to the Secured Party of the Notes, regardless of any investigation made by the Secured Party or on their behalf; and shall continue in full force and effect until this Agreement shall terminate.

Section 7.4. Binding Effect; Several Agreement; Successors and Assigns.  This Agreement shall become effective as to Grantor when a counterpart hereof executed on behalf of Grantor shall have been delivered to the Secured Party and a counterpart hereof shall have been executed on behalf of the Secured Party, and thereafter shall be binding upon Grantor and the Secured Party and their respective successors and assigns, and shall inure to the benefit of Grantor, the Secured Party and their respective successors and assigns, except that Grantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement and the Notes.

Section 7.5. Secured Party’ Fees and Expense; Indemnification.

(a) Grantor agrees to pay upon demand to the Secured Party the amount of any and all reasonable expenses, including all reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Secured Party may incur in connection with (i) the administration of this Agreement (including the customary fees and charges of the Secured Party for any audits conducted by them or on their behalf with respect to the accounts inventory), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Secured Party hereunder or (iv) the failure of Grantor to perform or observe any of the provisions hereof.

(b) Grantor agrees to indemnify the Secured Party and the agent, contractors and employees of the Secured Party (collectively, the “Indemnitees”) against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery, or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby.  The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement and the Notes, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or the Notes, or any investigation made by or on behalf of the Secured Party.  All amounts due under this Section shall be payable on written demand therefor.

Section 7.6. GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 7.7. Waivers; Amendment.

(a) No failure or delay of the Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Secured Party hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provisions of this Agreement, or the Notes or consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on Grantor in any case shall entitle Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements, in writing entered into by the Secured Party and Grantor.

Section 7.8. WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE NOTES.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE NOTES, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.9. Severability.  In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.10. Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.  Each party shall be entitled to rely on a facsimile signature of any other party hereunder as if it were an original.

Section 7.11. Jurisdiction; Consent to Service of Process.

(a) Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Notes, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the Notes against Grantor or its properties in the courts of any jurisdiction.

(b) Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Exchange Agreement, or the Notes in any New York State or Federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.1.  Nothing in this Agreement will affect the right of any party to this Agreement to process in any other manner permitted by law.

Section 7.12. Termination.  This Agreement and the Security Interest shall terminate when all the Obligations have been paid and satisfied in full, at which time the Secured Party shall execute and deliver to Grantor, at Grantor’s expense, all Uniform Commercial Code termination statements and similar documents which Grantor shall reasonably request to evidence such termination.  Any execution and delivery of termination statements or documents pursuant to this Section shall be without recourse to or warranty by the Secured Party.

Section 7.13. Prejudgment Remedy Waiver.  Grantor acknowledges that this Agreement, the Exchange Agreement and the Notes evidence a commercial transaction and that it could, under certain circumstances have the right, to notice of and hearing on the right of the Secured Party to obtain a prejudgment remedy, such as attachment, garnishment and/or replevin, upon commencing any litigation against Grantor.  Notwithstanding, Grantor hereby waives all rights to notice, judicial hearing or prior court order to which it might otherwise have the right under any state or federal statute or constitution in connection with the obtaining by the Secured Party of any prejudgment remedy by reason of this Agreement, the Notes or by reason of the Obligations or any renewals or extensions of the same.  Grantor also waives any and all objection, which it might otherwise assert, now or in the future, to the exercise or use by the Secured Party of any right of setoff, repossession or self help as may presently exist under statute or common law.

[Signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Security Agreement as of the day and year first written above.

VISTAGEN THERAPEUTICS, INC.

By:/s/ Jerrold D. Dotson
      Name: Jerrold D. Dotson
      Title: Chief Financial Officer

PLATINUM LONG TERM GROWTH VII, LLC

By: /s/ Joseph Finestone
      Name:  Joseph Finestone
      Title:  Associate

SCHEDULE A

Places of Business; Chief Executive Office; Filing Locations

State of Incorporation:
Nevada

Chief Executive Office:
California

Filing Locations:
Secretary of State of the State of Nevada